                                                                    Exhibit 3.70

                              CERTIFICATE OF CHANGE

                                       OF

                      FIVE COUNTIES AMBULANCE SERVICE, INC.

               UNDER-SECTION 805-A OF THE BUSINESS CORPORATION LAW

      WE, THE UNDERSIGNED, Robert E. Jarrett, the Vice-President and Robert H. Byrne, the Secretary of Five Counties Ambulance Service, Inc. hereby certify:

      1. The name of the corporation is Five Counties Ambulance Service, Inc.

      2. The Certificate of Incorporation of said corporation was filed by the Department of State on November 23, 1964.

      3. The following is authorized by the Board of Directors: To change the post office address to which the Secretary of State shall mail a copy of process in any action or proceeding against the corporation which may be served on him from c/o The Corporation, 145 West Sunrise Highway, Freeport, New York to c/o CT Corporation System, 1633 Broadway, New York, New York 10019.

      To appoint the registered agent in New York upon whom all process against the corporation may be served to be CT Corporation System at 1633 Broadway, New York, New York 10019.

      IN WITNESS WHEREOF, we have signed this certificate on the ____ day of November, 1995 and we affirm the statement contained therein as true under penalties of perjury.

                                              /s/ Robert E. Jarrett
                                              ----------------------------------
                                              Robert E. Jarrett, Vice-President

                                              /s/ Robert H. Byrne
                                              --------------------------
                                              Robert H. Byrne, Secretary

                              CERTIFICATE OF CHANGE

                                       OF

                      FIVE COUNTIES AMBULANCE SERVICE, INC.

               UNDER SECTION 805-A OF THE BUSINESS CORPORATION LAW

LAIDLAW TRANSIT INC.
3221 NORTH SERVICE ROAD
BURLINGTON, ONT. CANADA L7R 3Y8

                              CERTIFICATE OF MERGER
                                       OF

                       Associated Ambulance Service, Inc.
                            Adam Transportation, Inc.
                          Park Ambulance Service, Inc.,
                      Five Counties Ambulance Service, Inc.
                        Sunrise Handicap Transport Corp.

                                      INTO
                           MEDTRANS OF NEW YORK, INC.

      We, the undersigned, Michael Forsayeth and Robert H. Byrne, being respectively the Vice-President and the Secretary of MedTrans of New York, Inc., and Michael Forsayeth and Robert H. Byrne, being respectively the Vice-President and Secretary of Associated Ambulance Service, Inc., Adam Transportation, Inc., Park Ambulance Service, Five Counties Ambulance Service, Inc. and Sunrise Handicap Transport Corp. hereby certify:

            1.    (a)   The name of each constituent is as follows:

                        MedTrans of New York, Inc.
                        Associated Ambulance Service, Inc.
                        Adam Transportation, Inc.
                        Park Ambulance Service, Inc.
                        Five Counties Ambulance Service, Inc.
                        Sunrise Handicap Transport Corp.

                  (b) The name of the surviving corporation is MedTrans of New York, Inc. and following the merger its name shall be MedTrans of New York, Inc.

            2. As to each constituent corporation, the designation and number of outstanding shares of each class and series and the voting rights thereof are as follows:

                                         Designation and of
                                         shares in each class or    Class or Series of         Shares entitled to vote
Name of Corporation                      series outstanding         Shares entitled to Vote    as a class or series

MedTrans of New York, Inc.               100 Common                 Common                                 1
Associated Ambulance Service, Inc.       1,000 Common               Common                                 1
Adam Transportation, Inc.                100 Common                 Common                                 1
Park Ambulance Service, Inc.             50 Common                  Common                                 1
Five Counties Ambulance Service, Inc.    100 Common                 Common                                 1

Sunrise Handicap Transport Corp.         100 Common                 Common                                 1

      3. There will be no amendments or changes made to the Certificate of Incorporation of the surviving corporation once the merger has taken place.

      4. The date when the Certificate of Incorporation of each constituent corporation was filed by the Department of State is as follows:

Name of Corporation                      Date of Incorporation
MedTrans of New York, Inc.               December 27, 1994

Associated Ambulance Service, Inc.       April 8, 1988 (under the name of AMR-U-Coaches Inc)

Adam Transportation Services, Inc        December 23, 1988

Park Ambulance Service, Inc.             August 3, 1964(under the name of Park Ambulance &
                                         Oxygen Services, Inc)

Five Counties Ambulance Service, Inc.    November 23, 1964

Sunrise Handicap Transport Corp.         May 11, 1981

      5. The merger was adopted by each constituent corporation in the following manner.

      (a) As to MedTrans of New York, Inc., by the unanimous written consent of the shareholders.

      (b) As to-Associated Ambulance Service, Inc., by the unanimous written consent of the shareholders.

      (c) As to Adam Transportation Services, Inc., by the unanimous written consent of the shareholders.

      (d) As to Park Ambulance Service, Inc., by the unanimous written consent of the shareholders.

      (e) As to Five Counties Ambulance Service, Inc., by the unanimous written consent of the shareholders.

      (f) As to Sunrise Handicap Transport Corp., by the unanimous written consent of the shareholders.

      6.    The merger shall be effected on the 31st day of August, 1996.

      IN WITNESS WHEREOF, we have signed this certificate on the 27th day of August, 1996, and we affirm the statements therein as true under penalties or perjury.

                                 MedTrans of New York, Inc.

                                 By: /s/ Michael Forsayeth
                                     -----------------------------------------
                                          Michael Forsayeth - Vice-President

                                 By: /s/ Robert H. Byrne
                                     -----------------------------------------
                                          Robert H. Byrne - Secretary

                                 Associated Ambulance Service, Inc.

                                 By: /s/ Michael Forsayeth
                                     -----------------------------------------
                                          Michael Forsayeth - Vice-President

                                 By: /s/ Robert H. Byrne
                                     -----------------------------------------
                                          Robert H. Byrne - Secretary

                                 Adam Transportation, Inc.

                                 By: /s/ Michael Forsayeth
                                     -----------------------------------------
                                          Michael Forsayeth - Vice-President

                                 By: /s/ Robert H. Byrne
                                     -----------------------------------------
                                          Robert H. Byrne - Secretary

                                 Park Ambulance Service, Inc.

                                 By: /s/ Michael Forsayeth
                                     -----------------------------------------
                                          Michael Forsayeth - Vice President

                                 By: /s/ Robert H. Byrne
                                     -----------------------------------------
                                          Robert H. Byrne - Secretary

SIGNATURES CONTINUED...

                                 Five Counties Ambulance Service, Inc.

                                 By: /s/ Michael Forsayeth
                                     -----------------------------------------
                                          Michael Forsayeth - Vice President

                                 By: /s/ Robert H. Byrne
                                     -----------------------------------------
                                          Robert H. Byrne - Secretary

                                 Sunrise Handicap Transport Corp.

                                 By: /s/ Michael Forsayeth
                                     -----------------------------------------
                                          Michael Forsayeth - Vice President

                                 By: /s/ Robert H. Byrne
                                     -----------------------------------------
                                          Robert H. Byrne - Secretary

                              CERTIFICATE OF MERGER
                                       OF
                       ASSOCIATED AMBULANCE SERVICE, INC.
                            ADAM TRANSPORTATION, INC.
                          PARK AMBULANCE SERVICE, INC.
                     FIVE COUNTIES AMBULANCES SERVICE, INC.
                        SUNRISE HANDICAP TRANSPORT CORP.
                                      INTO
                           MEDTRANS OF NEW YORK, INC.

                UNDER SECTION 904 OF THE BUSINESS CORPORATION-LAW

LAIDLAW INC.
3221 N. SERVICE ROAD
BURLINGTON ONTARIO CANADA L7R 3Y8

                                                        At a Special Term of the
                                                      Supreme Court of the State
                                                          of New York, County of
                                                       Albany, held at the Court
                                                      House in Albany, New York,
                                                    on the 18 day of March, 1997

      PRESENT:

      HON.                     , JUSTICE.

SUPREME COURT
COUNTY OF ALBANY           STATE OF NEW YORK

MEDTRANS OF NEW YORK, INC.,
ASSOCIATED AMBULANCE SERVICE, INC.,
ADAM TRANSPORTATION SERVICE, INC.,
PARK AMBULANCE SERVICE, INC.,
FIVE COUNTIES AMBULANCE SERVICE, INC. AND
SUNRISE HANDICAP TRANSPORT CORP.

                                 Plaintiffs,

              - AGAINST -                                                ORDER

SECRETARY OF STATE OF THE STATE OF NEW YORK,

                                 Defendant.

Plaintiffs, MEDTRANS OF NEW YORK, INC., ASSOCIATED AMBULANCE SERVICE, INC., ADAM TRANSPORTATION SERVICE, INC., PARK AMBULANCE SERVICE, INC., FIVE COUNTIES AMBULANCE SERVICE, INC. and SUNRISE HANDICAP TRANSPORT CORP. by their attorney, Lawrence A. Kirsch, Esq., by an Order To Show Cause having sought an Order in this Court annulling the filing of the Certificate of Merger of the above named corporations into MEDTRANS OF NEW YORK, INC. filed on the 31st day of August, 1996, with the Division of Corporations of the New York State Secretary of State's Office, and upon reading and filing the affidavit of Lawrence A. Kirsch, Esq., sworn to the 28th day of February, 1997, and the Defendant having no objection to such order, it is hereby

ORDERED, that the Certificate of Merger of ASSOCIATED AMBULANCE SERVICE, INC., ADAM TRANSPORTATION SERVICE, INC., PARK AMBULANCE SERVICE, INC., FIVE COUNTIES AMBULANCE SERVICE, INC. AND SUNRISE HANDICAP TRANSPORT CORP. into MEDTRANS OF NEW YORK, INC. filed in the Offices of the Division of Corporations of the New York Secretary of State's Office on August 30, 1996, to be effective August 31, 1996 be annulled, and it is further

ORDERED, that the constituent corporations to the above merger be restored to the index of existing corporations of the Department of State, Division of Corporations, and it is further

ORDERED, that Plaintiffs file a copy of this Order with the Department of State, Division of Corporations with respect to each of the above named entities and pay the appropriate statutory filing fees for same.

Signed this 18 day of March, 1997, at Albany, New York.

                                          /s/ Thomas W. Keegan
                                          -------------------------------------
                                          Hon.
                                          Justice of the Supreme Court

STATE OF NEW YORK                        )
                                               ss.:
COUNTY OF ALBANY CLERK'S OFFICE          )

      I, THOMAS G. CLINGAN, Clerk of the said County, and also Clerk of the Supreme and County Courts, being Courts of Record held therein, DO HEREBY CERTIFY that I have compared the annexed copy order with the original thereof filed in this office on the 18 day of March, 1997 and that the same is a correct transcript therefrom, and of the whole of said original.

      IN TESTIMONY WHEREOF, I have hereunto set my name and affixed my official seal, this 18 day of March, 1997.

                                         /s/ Thomas G. Clingan, Clerk
                                          --------------------------------------

                             COURT ORDER NULLIFYING

                              CERTIFICATE OF MERGER
                                       OF

                           MEDTRANS OF NEW YORK, INC.
                       ASSOCIATED AMBULANCE SERVICE, INC.,
                        ADAM TRANSPORTATION SERVICE, INC.
                          PARK AMBULANCE SERVICE, INC.
                      FIVE COUNTIES AMBULANCE SERVICE, INC.
                        SUNRISE HANDICAP TRANSPORT CORP.

                                               Filed by:
                                               HARTER, SECREST & EMERY
                                               700 MIDTOWN TOWER
                                               ROCHESTER, NY  14604-2070

                              CERTIFICATE OF CHANGE
                                       OF

                      FIVE COUNTIES AMBULANCE SERVICE. INC.

               Under Section 805-A of the Business Corporation Law

1.    The name of the corporation is

      FIVE COUNTIES AMBULANCE SERVICE, INC.

      If applicable, the original name under which it was formed is

2. The Certificate of Incorporation of said corporation was filed by the Department of State on 11-23-64.

3. The address of CT Corporation System as the registered agent of said corporation is hereby changed from CT CORPORATION SYSTEM, 1633 BROADWAY, NEW YORK, NY 10019 to 111 Eighth Avenue, New York, New York 10011.

4. The address to which the Secretary of State shall mail a copy of process in any action or proceeding against the corporation which may be served on him is hereby changed from c/o CT CORPORATION SYSTEM, 1633 BROADWAY, NEW YORK, NY 10019 to c/o CT Corporation System, 111 Eighth Avenue, New York, New York 10011.

5. Notice of the above changes was mailed to the corporation by CT Corporation System not less than 30 days prior to the date of delivery to the Department of State and such corporation has not objected thereto.

6. CT Corporation System is both the agent of such corporation to whose address the Secretary of State is required to mail copies of process and the registered agent of such corporation.

IN WITNESS WHEREOF, I have signed this certificate on September 1, 1999 and affirm the statements contained herein as true under penalties of perjury.

                                                CT CORPORATION SYSTEM

                                                By /s/ Kenneth J. Uva
                                                   ----------------------------
                                                         Kenneth J. Uva
                                                         Vice President

E9 - DRAWDOWN

                              CERTIFICATE OF CHANGE
                                       OF

                      FIVE COUNTIES AMBULANCE SERVICE, INC.

               Under Section 805-A of the Business Corporation Law

        Filed by:      C T CORPORATION SYSTEM
                       111 Eighth Avenue
                       New York, New York  10011

NY Domestic Corporation - agent and/or process address

                         CERTIFICATE OF INCORPORATION OF

                      FIVE COUNTIES AMBULANCE SERVICE, INC.

                UNDER SECTION 402 OF THE BUSINESS CORPORATION LAW

IT IS HEREBY CERTIFIED THAT:

      (1)   The name of the proposed corporation is

            FIVE COUNTIES AMBULANCE SERVICE, INC.

      (2) The purpose or purposes for which this corporation is formed, are as follows, to ,wit:

            (a) To engage in the business of providing an ambulance service, to sell or rent hospital beds, equipment necessary for the comfort of the sick such as surgical supplies, canes, crutches, supports and to do anything ordinarily done by those engaged in that line of business.

            (b) To do anything necessary for the accomplishment and furtherance of the powers set forth herein. The foregoing enumeration of specific powers shall not be held to limit or restrict in any manner, the general powers of the corporation and the enjoyment thereof, as conferred by the laws of the State of New York. This corporation may engage in any business that is legal under the laws of the State of New York.

            (c) To acquire by purchase or otherwise hold, own, develop, improve, sell, convey, exchange, mortgage, lease and otherwise deal or trade in and dispose of real and personal property and any estate interest or right therein; to lend money or bonds secured by mortgage or real or personal property or otherwise; to erect, construct, alter, maintain and improve houses and buildings of every description on any lands of the corporation or upon any other lands, and to rebuild, alter and improve existing houses and buildings thereon, to the extent now or hereafter permitted by law.

            (d) To purchase, exchange, hire, or otherwise acquire such personal property, chattels, rights, easements, permits, privileges, and franchises as may lawfully be purchased, exchanged, hired or acquired under the Business Corporation Law of the State of New York.

            (e) To borrow money for its corporate purposes, and to make, accept, endorse, execute and issue promissory notes, bills of exchange, bonds, debentures or other obligations from time to time, for the purchase of property or for any purpose in or about the business of the company, and, if deemed proper to secure the payments of any such obligations by mortgage, pledge, deed of trust or otherwise.

            (f) The foregoing clauses shall be construed both as objects and powers and it is hereby expressly provided that the foregoing enumeration of specific powers shall not be held to limit or restrict in any manner the general and implied powers of this corporation.

      (3) The office of the corporation is to be located in the Village of Freeport of _____________ County of Nassau, State of New York.

      (4) The aggregate number of shares which the corporation shall have authority to issue is two Hundred (200) shares all of which shall be without par value.

      (5) The Secretary of State is designated as agent of the corporation upon whom process against it may he served. The post office address to which the Secretary of State shall mail a copy of any process against the corporation served upon him is 145 West Sunrise Highway, Freeport, New York

      The corporation, in furtherance of its corporate purposes above set forth, shall have all of the powers enumerated in Section 202 of the Business Corporation Law, subject to any limitations provided in the Business Corporation Law or any other statute of the State of New York.

      The undersigned incorporator, or each of them if there are more than one, is of the age of twenty-one years or over.

IN WITNESS WHEREOF, this certificate has been executed this 20th day of November 1964.

        Victor L. Carpentier                       /s/  Victor L. Carpentier
---------------------------------------         -------------------------------
      Type name of incorporator                    Signature

84-53 Avon Street, Jamaica, New York
---------------------------------------
               Address

_______________________________________        _______________________________
      Type name of incorporator                    Signature

_______________________________________
               Address

_______________________________________        _______________________________
       Type name of incorporator                   Signature

_______________________________________
               Address

STATE OF NEW YORK       )
                        ) ss.:
COUNTY OF QUEENS        )

      On this 20th day of November 1964, before me personally came Victor L. Carpentier to me known to be the person described in and who executed the foregoing certificate of incorporation and he thereupon duly acknowledged to me that he executed the same.

                                                      /s/ X
                                                      --------------------------

                          CERTIFICATE OF INCORPORATION

                                       of

                      FIVE COUNTIES AMBULANCE SERVICE, INC.

                under Section 402 of the Business Corporation Law

                                    Filed By:    Victor L. Carpentier
                                                 Office and Post Office Address
                                                 160-09 Hillside Avenue
                                                 Jamaica 32, N.Y.